UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2025

APOGEE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
(Address of principal executive offices)		(Zip Code)

4400 West 78th Street, Suite 520	Minneapolis	Minnesota	55435
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(952) 835-1874
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
 ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
(b)
On April 22, 2025, Frank G. Heard informed the Board of Directors (the “Board”) of Apogee Enterprises, Inc. (the “Company”) that he intends to retire from the Board and will not stand for re-election at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”), Mr. Heard will continue to serve on the Board until the Annual Meeting. Mr. Heard’s retirement is not as a result of a disagreement with the Company relating to the Company’s current or past operations, policies or practices.
(e)
Time-Based Restricted Stock Awards
At meetings of the Compensation Committee (the “Committee”) and Board held on April 22, 2025, the executive officers listed below (“Executive Officers”) were awarded shares of time-based restricted stock (“Restricted Stock Awards”) in the amounts indicated:

Name	Position	Number of Shares of Restricted Stock Awarded	Fully Vested Date
Ty R. Silberhorn	Chief Executive Officer and President	28,608	April 30, 2028
Matthew J. Osberg	Chief Financial Officer	12,155	April 30, 2028
Brent C. Jewell	President, Architectural Glass Segment	6,091	April 30, 2028
Nicholas C. Longman	President, Architectural Metals Segment	4,282	April 30, 2028
________________________________________________________________________________
The Restricted Stock Awards for the Executive Officers were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021), (“Stock Incentive Plan”) a copy of which is on file with the Securities and Exchange Commission as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on June 25, 2021, which is incorporated herein by reference.
The shares of restricted stock vest in three equal annual installments commencing on April 30, 2026 (such three-year period is referred to herein as the “Restricted Period”). In the event the Executive Officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the form of award agreement) or involuntary termination without Cause (as defined in the form of award agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the Executive Officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the form of award agreement) or death, the shares of restricted stock will become immediately vested in full. In the event of both a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the termination of the Executive Officer’s employment, either simultaneously or subsequently by the Company without Cause or by the Executive Officer for Good Reason (as defined in the form of award agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the Executive Officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.
The Restricted Stock Awards for the Executive Officers are subject to forfeiture or recoupment in accordance with the Company’s incentive compensation “clawback” policy.
The form of award agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the Executive Officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 7, 2024, is incorporated herein by reference. The foregoing summary of the Restricted Stock Awards is subject to, and qualified in its entirety by, the full text of the form of award agreement incorporated herein by reference.
Performance Share Awards
At meetings of the Committee and Board held on April 22, 2025, the Executive Officers were awarded: (i) three-year cash performance awards and (ii) units (“Units”) representing the right to receive shares of common stock of the Company

(collectively, the “Performance Awards”). The Performance Awards establish a three-year performance period commencing on March 2, 2025, and ending on February 26, 2028 (the “Performance Period”). The performance metrics for the Performance Awards are cumulative adjusted diluted earnings per share and average adjusted return on invested capital over the Performance Period. These performance metrics will be adjusted proportionately to exclude certain revenue and expense amounts earned or incurred from non-routine Company activity occurring during the Performance Period. The Performance Awards represent the right to receive a cash payment and Units, each representing 50% of the Performance Award, based on the extent to which the Company achieves the threshold, target and maximum performance level of the performance metrics. The dollar amount that may actually become payable, and the number of Units that may actually become issuable, may be between 0% and 200% of the target values specified in the performance award agreement, depending on the weighting of each metric and the extent to which the threshold, target or maximum performance levels of each of the performance goals are achieved.
Participants will receive a cash payment and Units pursuant to the Performance Awards if at least one of the performance metrics is achieved at or above the threshold level. The determination of the cash payment and Unit amounts will occur as soon as practicable after the Committee determines whether, and the extent to which, the three-year performance metrics have been achieved.
In the event employment is terminated prior to the end of the Performance Period other than by reason of death, Disability or Retirement (as such terms are defined in the performance award agreement), the Performance Awards will be immediately and irrevocably forfeited. In the event employment is terminated prior to the end of the Performance Period by reason of death, Disability or Retirement, the Executive Officer or their estate, as applicable, will be entitled to receive a pro-rata payment (based on the amount of time elapsed between the beginning of the Performance Period and the date of termination) after the end of the Performance Period based on the level of achievement of the performance metrics. In the event the Executive Officer’s employment is terminated after the Performance Period by reason of death, Disability or Retirement, the Executive Officer or their estate, as applicable, will be entitled to receive, if not yet paid, the Performance Awards.
In the event of a Change in Control (as defined in the performance award agreement), the Performance Period will end on the date of the Change in Control and the award will be adjusted by the Committee in its sole discretion. If a Change in Control occurs after the Performance Period, the Company will pay any unpaid amount earned during the Performance Period.
The Unit portion of the Performance Awards were granted pursuant to the Stock Incentive Plan. The Performance Awards for Executive Officers are subject to forfeiture or recoupment in accordance with the Company’s clawback policy. The performance award agreement is on file with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 26, 2021, and is incorporated herein by reference. The foregoing summary of the Performance Awards is subject to, and qualified in its entirety by, the full text of the form of award agreement incorporated herein by reference.
Executive Short-Term Incentive Plan
At meetings of the Committee and Board on April 22, 2025, the Company issued awards to the Executive Officers pursuant to the Company’s existing form of annual Executive Short-Term Incentive Plan (the “STIP”). The amount earned by a STIP participant (an “Incentive Award”) will be based on performance against performance metrics, and will be assessed, in the sole discretion of the Committee, based on metrics and weightings that are established at the beginning of each STIP year and communicated to participants. The Committee and Board determined that the metrics for the fiscal 2026 Incentive Awards will be consolidated or segment net sales and adjusted earnings before interest, taxes, depreciation and amortization.
In order for an Incentive Award to be earned, payable and calculable under the terms and conditions of the STIP, a minimum threshold performance must be achieved on at least one of the applicable metrics. The dollar amount that may actually become payable may be between 0% and 200% of the target values specified in the participant memorandum delivered to each participant pursuant to the STIP, depending on the extent to which the threshold, target or maximum performance levels of the performance goals are achieved.
The Incentive Awards are subject to forfeiture or recoupment in accordance with the Company’s clawback policy.
A form of memorandum setting forth the performance metrics under the STIP and the terms and conditions of the STIP are both on file with the Securities and Exchange Commission as Exhibit 10.3 and Exhibit 10.4, respectively, to the Company’s Current Report on Form 8-K filed on April 26, 2021, and incorporated herein by reference. The foregoing summaries of the memorandum and terms and conditions are subject to, and qualified in their entirety by, the full text of the forms of memorandum and terms and conditions incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

10.1
Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021) (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on June 25, 2021).

10.2
Amended Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021) (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 7, 2024).

10.3	Form of Performance Award Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 26, 2021).
10.4	Form of Executive Short-Term Incentive Plan Memorandum (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 26, 2021).
10.5	Executive Short-Term Incentive Plan Terms and Conditions (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 26, 2021).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
APOGEE ENTERPRISES, INC.
By: /s/Meghan M. Elliott
Meghan M. Elliott
Chief Legal Officer and Secretary
Date: April 28, 2025